Prepaid and Other Current Assets (Details) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
PREPAID AND OTHER CURRENT ASSETS [Abstract]
Matching loans to related parties	$ 347,226	$ 174,574
Loan between Changyou and Sohu	72,281	0
Due from 7Road	12,509	20,579
Loans to third parties	25,494	9,361
Rental deposits	6,367	6,268
Prepaid corporate income tax	4,410	6,115
Prepaid cost of revenue	8,535	5,615
Others	8,173	5,207
Total	$ 484,995	$ 227,719